UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) NOVEMBER 17, 2004

                         SOLUTIONNET INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          MINNESOTA                  0-27697                95-4749095
(State or other jurisdiction of    (Commission            (IRS Employer
        incorporation)             File Number)         Identification No.)

                  731 ALEXANDER ROAD, #210, PRINCETON, NJ 08540
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 452-2292

                  1594 CENTRE POINTE DRIVE, MILPITAS, CA 95035
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 17, 2004, SolutionNet International, Inc. ("International") entered into an Agreement for the Exchange of Common Stock with the shareholders of SolutionNet Consulting LLC, a New Jersey limited liability company ("Consulting"). Under the terms of the Agreement, International has agreed to issue the shareholders a total of 15,000,000 shares of common stock in consideration for 100% of the ownership of Consulting. Closing of the transaction is conditioned upon International changing its state of domicile to Nevada, increasing its authorized common shares to 50,000,000, filing all delinquent reports with the Securities and Exchange Commission, and obtaining a listing for its common stock on the OTC Bulletin Board. Either party may terminate the Agreement if closing does not occur by February 28, 2005.

Consulting is an information technology outsourcing company, which is controlled by Suresh Venkatachari, an officer, director, and principal shareholder of International.

Also on November 17, 2004, International entered into an Agreement for the Exchange of Common Stock with the shareholders of SRP Consulting Pty. Ltd., an Australian corporation ("SRP"). Under the terms of the Agreement, International has agreed to issue the shareholders a total of 3,000,000 shares of common stock in consideration for 100% of the ownership of SRP. Closing of the transaction is conditioned upon International changing its state of domicile to Nevada, increasing its authorized common shares to 50,000,000, filing all delinquent reports with the Securities and Exchange Commission, and obtaining a listing for its common stock on the OTC Bulletin Board. Either party may terminate the Agreement if closing does not occur by February 28, 2005.

SRP is an information technology outsourcing company, which is also controlled by Suresh Venkatachari.


ITEM 8.01    OTHER EVENTS

The proposed acquisition of Consulting and SRP are not expected to result in changes to the management of International. As of the date of this report, the officers and directors of International are as follows:

    o        Suresh Venkatachari as Director, CEO, President, and Secretary
    o        Gurumurthi Jayaraman as Director and Chief Financial Officer

In addition, it is expected that International's executive offices will continue to be located at 731 Alexander Road, #210, Princeton, New Jersey 08540.



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


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-B NUMBER                          DOCUMENT

   2.1 Agreement for the Exchange of Common Stock dated November 17, 2004 with the shareholders of SolutionNet Consulting LLC

   2.2 Agreement for the Exchange of Common Stock dated November 17, 2004 with the shareholders of SRP Consulting Pty. Ltd.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOLUTIONNET INTERNATIONAL, INC.


December 15, 2004                       By:      /s/ SURESH VENKATACHARI
                                           -------------------------------------
                                               Suresh Venkatachari
                                               CEO and President

















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